Exhibit 4
                Form of Common Stock Certificate

                FACE OF COMMON STOCK CERTIFICATE

             Stock Certificate                                   Shares
No. _____________                                 __________

            DOMINION RESOURCES, INC.              Common Stock
[VIGNETTE]  Incorporated Under the Laws of
            the Commonwealth of Virginia

                                        See Reverse for Certain
                                        Abbreviations
                                        CVS1P257470 10 4
     This Certifies That






     Is the Owner of

     Fully Paid and Non-Assessable Shares of the Common Stock Without Par Value of Dominion Resources, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

     Dated: ___________________

                               By

     [SEAL]                                            President

                             And By

                                             Corporate Secretary
     COUNTERSIGNED AND REGISTERED:
          ChaseMellon Shareholder Services, L.L.C.

     By

             Authorized Officer

              REVERSE OF COMMON STOCK CERTIFICATE

                    DOMINION RESOURCES, INC.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN OR
DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -      as tenants in common             UNIF TRNSFRS MIN ACT -
     TEN ENT -      as tenants by the entireties     _____ Custodian ______
                    with right of survivorship      (Cust)          (Minor)
     JT TEN  -      as joint tenants with right of  under Uniform Transfers to survivorship and not as tenants Minors Act ______________
                    In common                                      (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _________ hereby sell, assign and transfer unto
_____________________________________________________________________
Please insert Social Security or other identifying Number or Assignee

_______________________________________________________________________
Please Print or Typewriter Name and Address Including Zip Code of Assignee

Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________________

                                   SIGNATURE ________________________
                                   NOTICE:        THE SIGNATURE TO THIS
                                                  ASSIGNMENT MUS CORRESPOND
                                                  WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY
                                         PARTICULAR WITHOUT
                                         ALTERATION OR ENLARGEMENT
                                         OR ANY CHANGE WHATEVER.

                                         THE SIGNATURE(S) MUST BE
                                         GUARANTEED BY AN ELIGIBLE
                                         GUARANTOR INSTITUTION
                                         (BANKS, BROKERAGE FIRMS,
                                         SAVINGS & LOANS, CREDIT
                                         UNIONS, ETC.) THAT IS A
                                         MEMBER OF AN APPROVED
                                         SIGNATURE GUARANTEE
                                         MEDALLION PROGRAM.